SCHEDULE OF INVESTMENTS

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – January 31, 2026 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

	Cost	Fair Value	Percent of Net Assets

Investment in Ironwood Institutional Multi-Strategy Fund LLC	$3,059,165,253	$3,250,371,312	100.19%

Other assets, less liabilities		$(6,134,772)	(0.19%)

Net Assets		$3,244,236,540	100.00%

(1)	Invests substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund’s Schedule of Investments is included below.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2026

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds

Relative Value:
Alphadyne Global Rates Fund II, Ltd.	7/1/2018	187,654	$212,000,000	$317,177,433	5.05%	3/31/2026	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	24,633,222	0.39	3/31/2026	Quarterly (4)
Brevan Howard Alpha Strategies Fund Limited	8/1/2022	650,573	72,229,340	86,465,803	1.38	2/28/2026	Monthly (5)
D.E. Shaw Cogence International Fund, L.P.	10/1/2025	n/a	145,000,000	149,009,618	2.38	3/31/2026	Quarterly (6)
D.E. Shaw Composite International Fund, L.P.	1/1/2011	n/a	51,757,187	245,163,310	3.91	3/31/2026	Quarterly (5)
D.E. Shaw Lithic International Fund, L.P.	7/1/2022	n/a	110,000,000	140,619,440	2.24	2/28/2026	Monthly
D.E. Shaw Valence International Fund, L.P.	1/1/2015	n/a	23,925,054	132,684,993	2.12	3/31/2026	Quarterly (7)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	165,727	104,833,125	194,182,609	3.10	3/31/2026	Quarterly (8)
Kirkoswald Global Macro Fund Limited	5/1/2021	1,822,298	211,000,000	358,087,509	5.71	3/31/2026	Quarterly (4)
Millennium International, Ltd.	1/1/2011	264,394	243,905,643	626,692,353	10.00	3/31/2026	Quarterly (9)
Point72 Capital International, Ltd.	4/1/2022	1,899,560	301,106,646	481,595,898	7.68	3/31/2026	Quarterly (4)
Two Sigma Absolute Return Enhanced Cayman Fund, Ltd.	6/1/2025	50,482	170,473,761	174,612,036	2.79	2/28/2026	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	5,205	18,442,620	31,143,573	0.50	3/31/2026	Quarterly

Total Relative Value			1,680,673,376	2,962,067,797	47.25

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	466,041	152,000,000	192,293,515	3.08	3/31/2026	Quarterly (4)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	491,275,717	7.84	3/31/2026	Quarterly (10)
Dragoneer Global Offshore Feeder II, LP	4/1/2021	n/a	109,951,781	108,091,076	1.72	6/30/2026	Semi-annually (11)
FGP Redwood Offshore Fund Ltd.	1/1/2024	223,444	230,000,000	263,518,888	4.20	3/31/2026	Quarterly (4)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	148,218	174,500,000	334,873,595	5.34	3/31/2026	Quarterly (12)
Ilex Offshore Fund Limited	7/1/2023	107,442	114,500,000	134,737,095	2.15	3/31/2026	Quarterly (4)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	141,533	141,993,178	189,638,276	3.02	3/31/2026	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	1,324	1,041,906	860,583	0.01	n/a	Other (13)
Suvretta Partners, LP*	1/1/2017	n/a	981,056	228,225	0.00	n/a	Other (13)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	115,580,836	1.84	3/31/2026	Annually (14)
Woodline Offshore Fund Ltd.	8/1/2019	120,672	127,650,000	242,650,107	3.87	3/31/2026	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	40,220,549	47,707,628	0.76	6/30/2026	Annually (15)

Total Market Neutral and Hedged Equity			1,358,838,470	2,121,455,541	33.83

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2026

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds (continued)

Event-Driven:
Elliott International Limited	1/1/2011	215,030	$298,655,821	$548,857,259	8.75%	6/30/2026	Semi-annually (16)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	-	2,924,193	0.05	n/a	Other (17)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	24,513,294	37,196,305	0.59	3/31/2026	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	23,369	88,136,643	101,270,192	1.62	3/31/2026	Quarterly (4)
SOF SPV Offshore (Cayman) Ltd.	1/1/2026	20,806	15,625,234	20,805,690	0.33	n/a	Other (13)
SOF SPV Onshore (Cayman) Ltd.	1/1/2026	7,578	4,985,639	7,578,038	0.12	n/a	Other (13)

Total Event-Driven			431,916,631	718,631,677	11.46

Distressed and Credit Securities:
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	298,550	290,500,000	359,786,486	5.74	3/31/2026	Annually (18)
Cerberus Global NPL Feeder Fund, L.P.	1/11/2019	n/a	4,119,813	12,920,407	0.21	n/a	Other (19)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	22,285,859	37,716,427	0.60	n/a	Other (17)
Cerberus Global NPL Fund AIV, L.P.*	12/3/2019	n/a	207,473	105,476	0.00	n/a	Other (17)
Cerberus International II, LP*	1/1/2021	n/a	18,744,430	25,506,847	0.41	n/a	Other (13)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	83,444	0.00	n/a	Other (13)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	26,606	0.00	n/a	Other (13)

Total Distressed and Credit Securities			335,902,742	436,145,693	6.96

Total investments in Investment Funds			$3,807,331,219	$6,238,300,708	99.50%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2026

(Unaudited)

Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets

Short-Term Investments

Money Market Funds:
Fidelity Investments Money Market Government Portfolio Class I (yield 3.57%)*(20)	1,332,224	$1,332,224	$1,332,224	0.02%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares (yield 3.50%)*(20)	1,290,236	1,290,236	1,290,236	0.02
JPMorgan U.S. Government Money Market Fund Class I (yield 3.54%)*(20)	1,284,554	1,284,554	1,284,554	0.02

Total Short-Term Investments		$3,907,014	$3,907,014	0.06%

Total Investments		$3,811,238,233	$6,242,207,722	99.56%

Other assets, less liabilities			27,203,084	0.44

Net assets			$6,269,410,806	100.00%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2026

(Unaudited)

All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)

Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after January 31, 2026 that a redemption from a tranche is available without a redemption fee.

(3)

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 90 days. If applicable, lock-up periods range from 12 to 36 months. It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate.

(7)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(8)

Approximately 80% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 20% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(9)	Subject to a 5% quarterly investor level gate. The Fund has an unfunded commitment to this investment fund of $35,000,000.

(10)

Approximately 32% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate. Less than 1% of this investment is earmarked for potential private investments. The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed. Approximately 68% of this investment is invested in private investments, which do not have set redemption timeframes.

(11)

Approximately 57% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate. The remaining 43% of this investment is invested in private investments, which do not have set redemption timeframes. The Fund has an unfunded commitment to this investment fund of $51,048,219.

(12)

Approximately 78% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 22% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2026

(Unaudited)

(13)	The investment fund does not have a set redemption timeframe, but is a liquidating investment and making distributions as underlying investments are sold.

(14)

Approximately 62% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 38% of this investment is invested in private investments, which do not have set redemption timeframes.

(15)

Approximately 58% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 42% of this investment is invested in private investments, which do not have set redemption timeframes.

(16)

Approximately 71% of this investment is available for redemption semi-annually, subject to a 25% investor level gate. The remaining 29% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate.

(17)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(18)

This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(19)	The investment fund is a term vehicle and does not have a set redemption timeframe. The Fund has an unfunded commitment to this investment fund of $24,655,232.

(20)	The rate shown is the annualized 7-day yield as of January 31, 2026.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in the Master Fund.

The Fund and the Master Fund are investment companies as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund and the Master Fund follow the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurement (“ASC 820”), provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Master Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Master Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Master Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Master Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Master Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Master Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Master Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of and for the quarter ended January 31, 2026, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Short-term investments of the Master Fund consist of investments in money market funds valued at $3,907,014 as of January 31, 2026. These investments are valued using readily available market quotations at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of January 31, 2026, and are excluded from the fair value hierarchy.

As of January 31, 2026, approximately 0.88% of the Master Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Additionally, approximately 7.97% of the Master Fund’s net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes. The timing of when these investments will be liquidated is unknown.

As of January 31, 2026, the Master Fund had unfunded capital commitments to investment funds of $110,703,451.

The following is a summary of the Master Fund’s investment sectors as of January 31, 2026.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this sector require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long. Generally, investment funds within this sector require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations. Generally, investment funds within this sector require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this sector require a 90 day notice period to redeem at the next available redemption date.